SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Weibing Lu, Chairman and CEO
Bennet Tchaikovsky, CFO
Scott Cramer, Director & US Representative

March 15-17, 2010

Roth 22nd Annual OC Growth Stock Conference

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the veterinary bio-pharmaceutical industry, declines in demand for the Company's products, rising raw materials costs, changes to management or key personnel, risks associated with conducting business in China, the Company's ability to expand into markets outside of China and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Company Overview

Leading China-based manufacturer and distributor of veterinary vaccines, medicines, microorganisms and feed additives

Only US-listed pure play in the China animal health sector

- GMP production facilities and processes
- Headquartered in Xi'an, Shaanxi Province, China
- Over 200 employees (w/ representatives in the US including CFO)







2009 Recent Events

Completed public offering for 3.22M shares of common stock for gross proceeds of ~$21.0M

Began trading on NASDAQ under the symbol "SKBI"

November: Completed forward 2-for-1 stock split

2009 Recent Events

December: Initiated build-out of new manufacturing lines for aquaculture products to expand and accelerate growth of veterinary vaccine products

December: Completed construction of new micro-organism manufacturing facility

Improved revenues, gross margins and adjusted net income YTD

Gained 42 product approvals on 2009

Skystar Snapshot

NASDAQ	SKBI
Stock Price (March 12, 2010)	$10.10
52 Week Range	$1.50-12.34
Shares Outstanding	7.10M
Market Cap	63.4M
P/E (TTM – Adjusted)*	5.06
YTD Revenues	$22.84M
YTD EPS / Adjusted EPS*	$1.30 / $1.38

All figures reflect the effect of a forward 2-for-1 split of Skystar's common stock effected on November 16, 2009
* Adjusted net income excludes a net loss of $349, 332 in the first nine months of 2009 for the change in fair value of warrants.

SKYSTAR BIO-PHARMACEUTICAL CO.,LTD.

Why Invest in Skystar

- Growing and extensive product portfolio that covers all key segments of the animal farming industry
- Proven track record of growing revenue, gross profit and adjusted net income
  - 2003 – 2008 CAGR of 84.39% in revenues; 84.36% in gross margins;131.85% in adjusted net income

Why Invest in Skystar

- Only U.S.-listed China-based veterinary medicine supply company
- Compelling and growing market opportunity driven by China's developing economy
- Aggressive growth strategy in place
- Unparalleled sales and distribution network across all 29 farm producing provinces in China
- Experienced management team

SKYSTAR BIO-PHARMACEUTICAL CO.,LTD.

Growing Industry

Consolidation of family owned/operated farms and improved technology are driving demand and growth in the veterinary industry

Growing Industry

- China is the world's largest producer of poultry and livestock
- Government supports rapid development of modernization
- New market opportunities include Company estimated $150 million aquaculture market (fish farming)

**USDA – Economic Research Services - 2006*

Growing Industry

- GMP certification required by PRC government for all veterinary pharmaceutical and vaccine manufacturers
- Higher living standards spur demand for improving animal husbandry
  - Industry evolving to large-scale farms and meat processing plants
- Growing pet ownership

*USDA – Economic Research Services - 2006

Broad Portfolio of Products

Skystar product lines address all key farming industry segments allowing the company to capture more market share

- YTD revenues: $22.8M
- 170+ product portfolio
- 42 new products approved in 2009
- Targeting 30 product introductions in 2010

Product Mix Revenues YTD


Veterinary Medications, 66%
Micro-organisms, 25%
Veterinary Vaccines, 5%
Feed Additives, 4%

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Veterinary Medications

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Veterinary Medications	$ 14,999,173	66%	$ 6,060,403	51%
Total	$ 22,844,099	100%	$11,831,427	100%

140+ products

- 26 new products introduced in 2009
- Focus on higher margin products

SKYSTAR BIO PHARMACEUTICAL CO., LTD.

Micro-organism

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Micro-organisms	$ 5,815,280	25%	$4,254,692	36%
Total	$ 22,844,099	100%	$11,831,427	100%

16 products

- In house production of microbial strain significantly reduced production costs in 2008
- Completed construction of new production facility in December 2009; projected capacity increase of 49%
- 2010 micro-organism target: $11M in revenue; ~70% gross margins

Feed Additives

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Feed Additives	$ 1,003,628	4%	$599,279	5%
Total	$ 22,844,099	100%	$11,831,427	100%

10 products

- Increase yield
- Improve health of livestock

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Veterinary Vaccines

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Veterinary Vaccines	$ 1,026,018	5%	$917,053	8%
Total	$ 22,844,099	100%	$11,831,427	100%

10 products (active and inactive)

- Constructing new production facility, targeting completion in 1H 2010
- Plans to introduce new aquaculture vaccine in 2010; expected to contribute $8-$15M in annual revenue within 3-5 years of market introduction
- Exclusive marketing rights on aquaculture product through 2024

Effective R&D Capabilties

Xi'an R&D Facilities

Over 25 researchers responsible for developing new medicines and vaccines in response to epidemics, pandemics and diseases

Two labs:
Veterinary Medicine Lab and Microorganism Lab

One Quality Inspection Center

Effective R&D Capabilties

Shanghai R&D Facilities

5 researchers from the Chinese Academy of Agricultural Sciences

Responsible for evaluating and implementing manufacturing and medical technology from around China and around the world

Responsible for evaluating and implementing short-term and long-term planning for future medications and vaccines

Bringing Products to Market

Launched several products targeting porcine reproductive and respiratory syndrome (PRRS), aka Blue Ear Disease

- April, 2007: launched Chinese Goldthread (Huanglian) Detoxification Powder ("CGDP")
- July, 2007: launched First Aid Kit for Swine High Fever Syndrome
- Cures complications caused by blue ear disease
- Sold over 31,000 kits to date

Customers and Distribution

1,465 distribution agents

518 direct customers

Diverse customer base

Distribution to all 29 farming Provinces in China

Skystar's Competitive Advantages

Only U.S. listed veterinary supply in China

Majority of competitors only offer 1-2 product lines

High barriers of entry for international competitors

Skystar's Competitive Advantages

- Nationally recognized branding
- Established 350+ franchise stores in 2007-2008
- Largest competitors are State-owned Enterprises

Growth Strategy

Introduce New Products

42 new products approved in 2009

Covers all four product lines

Leverage R&D capabilities to continue to add to portfolio and increase market share

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Growth Strategy

Expand Manufacturing Capabilities

Micro-organism facility to add 49% to capacity

Constructing new veterinary vaccine facility; planned to be certified in 1H 2010

Growth Strategy

Acquisition Targets

- Leverage distribution network with existing product lines
- Non-GMP facilities with complimentary products
- GMP facilities
- Targeting highly accretive acquisitions

Annual Revenue Growth



CAGR 37.7%
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$9.80
$15.10
$25.58
$22.80
2006
2007
2008
9 Months 2009
Revenue ($MM)

SKYSTAR BIO PHARMACEUTICAL CO., LTD.

YTD Revenue Growth



CAGR 30.8%
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$10.20
$17.20
$22.80
9 Months 2007
9 Months 2008
9 Months 2009
Revenue ($MM) for the 9 Months Ended September 30

Third Quarter Revenue Growth



CAGR 32.9%
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$5.45
$10.05
$12.78
3Q07
3Q08
3Q09
Revenue ($MM) For the 3 Months Ended September 30

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Annual Gross Margin Expansion



$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
44.7%
55.4%
49.9%
51.8%
$4.40
$8.34
$12.78
$11.80
CAGR 42.7%
2006
2007
2008
9 Months 2009
Gross Margin ($MM)
Gross Margin (%)

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

YTD Gross Margin Expansion



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
57.1%
51.6%
51.8%
CAGR 26.7%
$5.80
$8.90
$11.80
9 Months 2007
9 Months 2008
9 Months 2009
Gross Margin ($MM) for the 9 Months Ended September 30
Gross Margin (%)

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Third Quarter Gross Margin Expansion


$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
58.4%
51.6%
52.2%
CAGR 28.0%
$3.18
$5.19
$6.67
3Q07
3Q08
3Q09
Gross Margin ($MM)
Gross Margin (%)

SKYSTAR BIO-PHARMACEUTICAL CO.,LTD.

Annual Adjusted Net Income Growth



$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
25.0%
15.0%
5.0%
24.3%
27.9%
26.2%
29.1%
CAGR 41.20%
$2.38
$4.20
$6.70
$6.64
2006
2007
2008
9 Months 2009
Net Income ($MM)
Profit Margin

SKYSTAR BIO PHARMACEUTICAL CO., LTD.

YTD Adjusted Net Income Growth



$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
31.0%
29.0%
27.0%
25.0%
23.0%
21.0%
19.0%
17.0%
15.0%
28.2%
30.2%
29.1%
CAGR 32.2%
$2.88
$5.20
$6.64
9 Months 2007
9 Months 2008
9 Months 2009
Net Income ($MM)
Profit Margin

SKYSTAR BIO-PHARMACEUTICAL CO., LTD

Annual Adjusted Net Income

	9 Months Ended	12 Months Ended December 31	
	2009	2008	2007
Net income (loss)	$6,295,181	$5,596,183	($1,956,976)
Non recurring non-cash charges:			
Amortization of deferred financing	-	101,815	879,212
Amortization of discount on debentures	-	680,446	3,716,243
Amort of deferred compensation	-	62,758	643,119
Inducement costs for debentures converted	-	257,775	634,450
Inducement costs for warrants exercised	-	-	279,547
Change in fair value of warrants	349,332	-	-
Income net of non-recurring non-cash items	**$6,644,513**	**$6,698,977**	**$4,195,595**

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

High Margin Products

	9 Months Ended 9/30/09		
	Revenues	Gross Margin	GM %
Veterinary Medications	$14,999,173	$6,060,403	40%
Micro-organism	5,815,280	4,254,692	73%
Feed Additives	1,003,628	599,279	60%
Vaccines	1,026,018	917,053	89%
Total	$22,844,059	$11,831,427	52%

Select Balance Sheet Data

As of:	Sept. 30, 2009	June 30, 2009
Cash	$14.8M	$411,000
Current Assets	$36.2M	$17.6M
Current Liabilities	$3.8M	$6.36M

Skystar Bio-Pharmaceutical Co., Ltd.

Weibing Lu - Chairman and CEO



- Founded Xian Tianxing Bio-Pharmaceutical Co., Ltd. (our operating company in China) in 1997
- BS from Wuhan University in 1985 and MBA from Xi'an Jiaotong University in 1999
- Awarded Outstanding Entrepreneur of Xi'an Feed Industry in 2002
- Appointed as a Director of Xi'an Institute of Feed Industry

Wei Wen - Director and Vice General Manager



- Secretary of the Board and Vice GM since founding of the Company
- Graduated from Xi'an University of Science and Industry in 1986
- Manager and Vice GM at the Sales Department of two companies before joining Skystar

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Bennet P. Tchaikovsky, CPA, Esq. - CFO



- Part-time CFO of China Jo-Jo Drugstores, Inc. (OTCBB: CJJD.OB)
- Former CFO of Innovative Card Technologies, Inc. (OTCBB: INVC)
- Graduate of Southwestern University School of Law
- Licensed as a CPA in California

Erna Gao - VP Finance & Administration



- Served as our Chief Financial Officer from March 2004 through May 2008
- Former Chief Accountant at Dongda Petroleum Company
- Graduated from Xi'an TB University with a degree in Accounting

Scott Cramer, Director & US Spokesperson



- Former CEO, CFO of The Cyber Group
- Founder and President of Cramer & Rauchegger, Inc., a firm specializing in retirement management, estate planning and investments
- Registered Representative - Series 7, 63, 65

Skystar Bio-Pharmaceutical Co., Ltd.